Equitable Financial Life Insurance Company of America

Equitable Financial Life Insurance Company

Supplement dated August 25, 2023 to the Structured Capital Strategies PLUS® 21 Prospectus dated May 1, 2023

This Supplement modifies certain information in the above-referenced prospectus (the “Prospectus”). You should read this Supplement in conjunction with your Prospectus and retain it for future reference. This Supplement incorporates the Prospectus by reference. Unless otherwise indicated, all other information included in your Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center at 877-899-3743.

The following hereby replaces the corresponding paragraph in “Payment of Death Benefit” in the “Benefits available under the contract” section of the Prospectus:

Spousal continuation

Return of Premium Death Benefit was not elected. If you are the contract owner and your spouse is the sole primary beneficiary or you jointly own the contract with your younger spouse, or if the contract owner is a non-natural person and you and your younger spouse are joint annuitants, your spouse may elect to continue the contract as successor owner upon your death. Spousal beneficiaries (who are not also joint owners) must be 95 or younger as of the date of the deceased spouse’s death to continue the contract under Spousal continuation. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules.

SCS PLUS 21 NB/InForce	Catalog No. 800085
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